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                                                            EXHIBIT 10.9


                              AMENDMENT AND WAIVER
                                       TO
                         DEFERRED COMPENSATION AGREEMENT


     THIS AMENDMENT AND WAIVER to Deferred Compensation Agreement is made and entered into as of the 2nd day of May, 1996, by and among AIRNET SYSTEMS, INC., an Ohio corporation (the "Corporation") (as successor by merger to NEW CREATIONS, INC., a Michigan corporation), and [EMPLOYEE] (the "Employee").

                              W I T N E S S E T H :

     WHEREAS, the Corporation and the Employee are parties to a Deferred Compensation Agreement dated as of [DATE] (as amended prior to the date hereof, the "Original Agreement");

     WHEREAS, pursuant to the Original Agreement, the Employee received the right to certain deferred compensation payments; and

     WHEREAS, the parties hereto desire to terminate the Original Agreement upon the consummation of an initial public offering of the Common Shares of the Corporation registered pursuant to the Securities Act of 1933, as amended (an "IPO"), so long as the closing date of such IPO occurs on or before December 31, 1996;

     NOW, THEREFORE, in consideration of the foregoing, the mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

     1. On the closing date of an IPO, the Original Agreement shall be terminated in its entirety, and the Employee agrees to waive any deferred compensation or other payments that would be owing to the Employee pursuant to the Original Agreement as of or after such date.

     2. Notwithstanding anything to the contrary herein, if the closing date of an IPO has not occurred prior to December 31, 1996, this Amendment and Waiver shall be of no further force and effect.

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     IN WITNESS WHEREOF, the parties have executed or caused this Amendment and
Waiver to be executed by their respective duly authorized officer or trustee in multiple copies, each of which shall be considered an original, on the date first set forth above.


     CORPORATION:        AIRNET SYSTEMS, INC., an Ohio corporation,
                         as successor by merger to NEW CREATIONS, INC., a Michigan corporation



                         By:
                              ------------------------------
                              Gerald G. Mercer
                              President

     EMPLOYEE:           [EMPLOYEE]




                              -------------------------------


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